SUPPLEMENT TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

Wells Fargo Advantage Colorado Tax-Free Fund (the “Fund”)

            Effective immediately, Class B shares of the Fund are no longer offered. All references to Class B shares in the Fund’s prospectuses and SAI are hereby removed.

January 7, 2015                                                                                                                       MIR015/P1101S3